IP Licensing Agreement

IP Licensing Agreement

By and between

Daqing Sunway Technology Company Limited

And

Sunway World Through Technology (Daqing) Co. Ltd.

May 30, 2007

IP Licensing Agreement

IP Licensing Agreement

This IP Licensing Agreement (“this Agreement”) is made and entered into by and between the following parties on the date of May 30th, 2007 in Heilongjiang Daqing.

Sunway World Through Technology (Daqing) Co., Ltd. (“the Licensor”) is a foreign invested company whose legal address is Jianshe Road, North Software Park, High and New Technology Industry Development Zone, Daqing City.

Daqing Sunway Technology Company Limited (“the Licensee”) is a foreign invested company whose legal address is Jianshe Road, Software Park, High and New Technology Industry Development Zone, Daqing City.

(The Licensor and the licensee shall be “the Parties” together, or “the Party” or “each Party” under this agreement)

Whereas:

(1)	The Licensor mainly engages in Computer software development, medical appliance development and production.

(2)
The Licensee mainly engages in Computer software development, data processing, data base service, computer equipment maintenance; computer outer equipment, apparatus, meters, the production and sale of the electronic products, and communicational equipment (not including the transmission equipment). household appliance; Petroleum chemical technical service, computer and the series products, computer software, computer outer equipment, apparatus, electronic equipment export and import business, production of the medical instrument.

(3)
The Licensor agrees to exclusively grant the Licensor to use its patents, trademarks, software and other related IP (collectively called“ IP”), and the Licensee agrees to pay the relative royalty fee according to this Agreement.

The Parties agree the followings:

IP Licensing Agreement

1 THE DEFINITION

Except provided otherwise, the terms under this Agreement mean:

“This Agreement” refers to this IP Licensing Agreement and its Appendix 1;

“Signing Date” refers to the date on which this Agreement is signed;

“Technology” refers to the IP mentioned Article 2 and Appendix hereof;

“License Term” refers to the term as defined in Article 2.5;

“License Fee” refers to the fee paid by the Licensee as provided in Article 3;

“RMB” refers to legal currency in P.R.China;

“Business day” refers to any day except Saturday, Sunday and other days authorized to the banks to close;

2	THE MAIN CLAUSES OF THIS AGREEMENT

2.1 The Licensor agrees to exclusively grant the Licensee to utilize IP in its related production and sale operation within the business scope during the term agreed in this Agreement hereunder. More details of the IP please refer to Appendix One.

2.2 The Licensor shall provided the IP rights and the technical support, and related guide and inspection as required by the Licenseeôand conduct training and supervision to the technical and research stuff of the Licensee .

2.3 The term of the license is 5 years from the date of execution of this Agreement.

3	CONSIDERATION

The Licensee shall pay the license fee to the Licensor in the following manners agreed by the Parties:

3.1	The Licensee shall pay the Licensor the license fee equal to 5% of annual revenue before December 31st of each year.

IP Licensing Agreement

3.2	PAYMENT METHORD

The License fee shall be paid to the Licensor through Bank of Communications (Licensor’s bank) and China Industry and Commercial Bank (Licensee’s bank).

4	DELIVERY OF TECHNOLOGY MATERIALS

4.1 The Licensor shall timely deliver the technology materials within 10 days as of the date of execution of this Agreement.

4.2 The Licensee shall, within 3 working days upon receipt of tendered materials, make confirmation of such receipt and give notice to the Licensor.

5	MODIFIVATION AND AMENDMENT OF TECHNOLOGYL MATERIALS

5.1 In order to satisfy its design standard, material requirement, technological facilities, and other manufacturing conditions, the Licensee shall be entitled to make modification and amendment on the technology materials on the condition of maintaining the original basic design, and notify the Licensor of the modification and amendment.

5.2 Each Party shall, within the valid term of this Agreement, freely provide the improved and developed Technology to the other party, and the IP right of the improved and developed Technology shall be granted to the party making such improvement and development, and may not be assigned to any third party without the written agreement by the other party.

6	WARRANTIES, REPRESENTATION AND UNDERTAKINGS

6.1 WARRANTIES, REPRESENTATIONS AND UNDERTAKING BY THE LISENSOR

6.1.1 The Licensor is the legal enterprise which is duly incorporated and valid existing; for the purpose of execution and implementation of this Agreement, it has obtained all required authorization and entitled to do so.

6.1.2 Pursuant to the provisions hereof, the Licensor shall provided and delivered to the Licensee with the related IP and technical information, and warrant that it has the right to license such IP.

IP Licensing Agreement

6.1.3 The Licensor guarantees that it has not entered into any contracts or agreements conflicting with this Agreement before the Signing Date and within the term hereof, and shall not assign the rights and obligation to any third party under this Agreement.

6.1.5 For the purpose of implementation of this Agreement, the Licensor promise that it shall take all necessary actions, steps and make all documents to execute all the terms in this Agreement.

6.2 WARRANTIES, REPRESENTATIONS AND UNDERTAKING BY THE LISENSEE

6.2.1 The Licensee is the legal enterprise which is duly incorporated and valid existing; for the purpose of execution and implementation of this Agreement, it has obtained all required authorization and entitled to do so.

6.2.2 The Licensee warrants paying license fee to the Licensor in accordance with the provisions hereunder.

6.2.3 The Licensor guarantees that it has not entered into any contracts or agreements conflicting with this Agreement within the term hereof, and shall not assign the rights and obligation to any third party under this Agreement.

6.2.4 Any warrants, representation and undertakings made by the Licensee do not contain inaccurate statement related to major events, or omit the major events which could cause misunderstanding of the statements.

6.2.5 The Licensee undertakes that it may in no event assign or make disclosure any IP hereunder in any form to a third party without written agreement by the Licensor within the term hereof.

6.2.6 For the purpose of implementation of this Agreement, the Licensor promise that it shall take all necessary actions, steps and make all documents to execute all the terms in this Agreement.

7.  CONFIDENTIALITY

7.1 Any information, documents, data and all other materials (herein “confidential information”) arising out of the negotiation, signing, and implement of this Agreement, shall be kept in strict confidence by the Parties within 3 years after the termination of this Agreement. Unless compelled to disclose in judicial or administrative process, or by other requirements of laws, any third party, except for those enjoying the rights to know the confidential information, shall neither be informed about or use the above confidential information, nor use the confidential information for the purpose not related to complete this Agreement.

IP Licensing Agreement

7.2 The above confidentiality obligations of the Parties shall be independently effective and survive the date of on which this Agreement terminates.

8	FORCE MAJEURE

8.1 “Force Majeure” refers that any event, condition, situation or the combination of event, condition and situation, which is outside the direct or indirect reasonable controlling scope of the influenced party, and is limited by inevitable event, condition or situation that the influenced party could not reasonable anticipate, or avoid, prevent or inevitable postpone either’s perform under the terms of this Agreement. Neither party shall be liable to the other for any delay or failure to perform its obligation under this Agreement, if such failure or delay is due to force majeure. However, one party shall notify the other party in writing as soon as practical of any delay due to force majeure. After the force majeure ceases, each party shall continue to perform under this Agreement.

9	LIABILITIES FOR BREACH OF THIS AGREEMENT

9.1 After the effective date of this Agreement, if either party is in default, nonperforming, or partly performing terms of this Agreement, or is in default of any warranties, representations and undertakings of this Agreement, it may constitute default. The non-breaching party can allow the breaching party to remedy in a reasonable time period. If the breaching party does not remedy within the reasonable time period, the non-breaching party shall hold the breaching party liable for all the damages resulted from the breaching party’s default. All the economic loss, including attorney fees, litigation and arbitration costs incurred by the default, shall be paid by the breaching party. The breaching party shall also be responsible to participate the relevant litigation. The economic loss shall not exceed the amount that breaching party could anticipate or should anticipate as of the date of this Agreement.

IP Licensing Agreement

10	EFFECTIVE DATE

10.1 This agreement is effective from the Signing Date (If it is signed by a designated person, a letter of the power of attorney is necessary) and shall remain effective until it is terminated pursuant to Section 12.

11	GOVERNING LAW AND DISPUTE RESOLUTION

11.1 The effectiveness, interpretation, implementation and dispute-resolution related to this Agreement shall be governed under the laws of the People’s Republic of China.

11.2 Any dispute arising out of this Agreement, including but not limited to execution, enforcement, implementation, interpretation, default, modification, and termination, shall be resolved by both parties through mutual negotiation. If both parties could not reach an agreement within 30 days since the dispute is brought forward, either Party may submit the dispute to Beijing Arbitration Commission for arbitration under its applicable rules. The arbitration award should be final and binding upon both parties, if the losing party refuses to enforce the arbitration award, the winning party may seek enforcement of arbitration award in a PRC court with jurisdiction over the dispute; and the winning party shall have the right to ask the losing party to pay for all professional service (including but not limited to legal counsel service, arbitration fees, enforcement fees) costs in the course of arbitration and other related costs.

11.3 During the process of dispute-resolution, both parties shall continue to perform other terms under this Agreement, except for provision of dispute resolution.

12	MODIFICATION, CANCELLATION, TERMINATION

12.1 The modification of this Agreement shall not be effective without written agreement through negotiation. If the Parties could not reach an agreement, this Agreement remains effective.

12.2 Licensor may terminate this Agreement with upon 30 days written notice to Licensee.

IP Licensing Agreement

12	GENERAL

13.1 Any statement, stipulation and promise made by one party to the other, which are the foundation and precondition to the Agreement, shall be complete and genuine. After the effective date, if either party discovers the fact does not comply with the other party’s representation and warranties, the discovering party shall disclose immediately the above fact to the other. All the losses, costs, expenses, or obligations shall be compensated if it is resulted by either party’s default of its representation and warranties.

13.2 Any representation, warranties and undertakings shall be separate and independent under this Agreement, which also shall not be limited by any provisions, except provided otherwise.

13.3 If any provisions of this Agreement shall be construed to be illegal, invalid, or unenforceable according the laws of China, they shall not affect the legality, validity and enforceability of the other provisions of this Agreement. If any provision is deemed to be illegal, invalid, or unenforceable, both parties shall modify this agreement through negotiation, and shall apply to both parties’ original intend as close as possible.

13.4 This Agreement constitutes the entire agreement between the Parties relating to this licensing, which together with the Appendix 1 represents both parties’ genuine expression. This Agreement supersedes all prior or contemporaneous discussions, or presentations and proposals, written or oral, with respect to subject matters discussed herein.

13.5 Except as otherwise provided by the laws, either party’s failure or postpone to exercise rights under this Agreement does not constitute the waiver of the rights. Exercise rights solely or partly does not constitute the prevention from exercising other rights, or privileges.

13.6 All headings used in this Agreement are intended for convenience of reference only. They will not affect the construction or interpretation of the Agreement.

13.7 Except otherwise provided in this Agreement, the mentioned article, clause and appendix refer to the article, clause and appendix of this Agreement.

13.8 Any notice hereunder shall be delivered upon personal delivery, fax, and registered air mail to such address as indicated at the first page of the Agreement, unless otherwise being given written notice of another modified address from one party to the other party. All notices shall be deemed to have been given or delivered upon (1) registered mail, 5 business days after deposit in the mail; (2)by personal delivery or fax, 2 business days after transmission. If the notice is delivered by fax, it should be confirmed by original through registered air mail or personal delivery.

IP Licensing Agreement

13.9 The parties may sign additional agreement regarding to related matters of this Consignment. Additional agreement and this Agreement have the same effectiveness.

13.10 All the appendix of this Agreement is the integral part of this Agreement, which has the same effectiveness with this Agreement.

13.11 This Agreement is written in both English and Chinese. If the two versions conflict, the Chinese version shall prevail.

IN WITNESS THEREFORE, the parties hereof have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

IP Licensing Agreement

[Signature Page Only]

For and on behalf of

Sunway World Through Technology (Daqing) Co. Ltd. (Seal)

Legal Representative (or Authorized Representative) Signature

Daqing Sunway Technology Company Limited (Seal)

Legal Representative (or Authorized Representative) Signature

IP Licensing Agreement

APPENDIX 1: IP LIST

1.	Licensed Patents Listæ
序号	Certificate No.	Authorized Institution	Name of Patent	Patent No.	Application date	Valid Term(Year)
1	523933	SIPC	气动管澭物流传灭眻置	ZL 01 2 71975 7	20011202	10
2	532336	SIPC	管澭朲向炔换器	ZL 02 2 09902 6	20020122	10
3	534389	SIPC	一种管澭换向器	ZL 02 2 09901 8	20020122	10
4	556112	SIPC	气动管澭物流传灭收发站箱	ZL 02 2 73509 7	20020523	10
5	275295	SIPC	气动管澭物流传灭收发站箱	ZL 02 3 52960 1	20020523	10
6	567890	SIPC	气动管澭物流传灭气濿子	ZL 02 2 73510 0	20020523	10
7	655292	SIPC	平移切换式气动管澭物流传灭收发站箱	ZL 03 2 60602 8	20030924	10
8	719650	SIPC	物流传灭系统縖斏动炘澭炚	ZL 2004 2 0070058 5	20040728	10
9	719482	SIPC	物流传灭系统炚用炘澭	ZL 2004 2 0070057 0	20040728	10
10	732675	SIPC	平移切换式气动管澭物流传灭收发站	ZL 2004 2 0063538 9	20041011	10
11	743362	SIPC	物流管澭爑由眻置	ZL 2004 2 0063537 4	20041011	10
12	738892	SIPC	一种管澭朲向炔换器	ZL 2004 2 0063535 5	20041011	10
13	739042	SIPC	一种管澭换向器	ZL 2004 2 0063536 X	20041011	10

IP Licensing Agreement

2.	Licensed Software List
No.	Certificate No.	Software Name	Authorized Institution	Certificate Issued Date	Valid Term (Year)
ï	Hei DGY-2003 0005	Sunway Logistics Controlling SoftwareÊ1.0	Heilongjiang Software Industry Commission	20030310	5

3.	Licensed Trademark List
No.	Trademark No.	Authorized Institution	Classification	Valid Term
1	1102674	CTMO	No.9th	From September 14th, 1997to September 13th, 2007
2	3205734	CTMO	No.10th	From December 24th, 2003 to December 13th, 2013

Note:
“CTMO” refers to Trademark Office, State Administration of Industry and Commerce
“SIPC” refers to State Intellectual Property Office of the People’s Republic of China